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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934



     Date of Report (Date of earliest event reported)   December 31, 2001


                              COMMUNITY BANKS, INC.
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             (Exact Name of Registrant as Specified in its Charter)

                Pennsylvania                         23-2251762
      --------------------------------         ---------------------
      (State or other jurisdiction of            (I.R.S. Employer
               incorporation)                   Identification No.)

                                     0-15786
                                  ------------
                                   (Commission
                                  file number)


      150 Market Street, Millersburg, Pennsylvania             17061
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        (Address of Principal Executive Offices)                (zip code)





                                150 Market Street
                         Millersburg, Pennsylvania 17061
               --------------------------------------------------
               (Address of principal executive offices; zip code)



                                 (717) 692-4781
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                     (Telephone number, including area code)

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Item 5.  Other Events

              On December 31, 2001, Community Banks, N.A., a subsidiary of Community Banks, Inc. merged with and into The Peoples State Bank, also a subsidiary of Community Banks, Inc. The name of the surviving bank is "Community Banks," and the bank will trade in certain areas as "PSB" or "The Peoples State Bank." The regulators approved the bank's application for permission to exercise fiduciary powers.

                                   SIGNATURES

              Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        Community Banks, Inc.
                                        ---------------------
                                             (Registrant)

Date: January 7, 2002                   /s/ Eddie L. Dunklebarger
      ---------------                   ----------------------------------------
                                        Eddie L. Dunklebarger, President and CEO

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